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                                                                  Exhibit 10.8.2


                                 FIRST AMENDMENT
                       TO THE GENERAL SEMICONDUCTOR, INC.
                          1998 LONG-TERM INCENTIVE PLAN

                  WHEREAS, General Semiconductor, Inc, maintains the General Semiconductor, Inc. 1998 Long-Term Incentive Plan (the "Plan"); and

                  WHEREAS, on October 19, 1999 the Compensation Committee directed the Company to amend the definition of "Change in Control" in the Plan;

                  NOW, THEREFORE, the Plan is hereby amended as follows, effective October 19, 1999:

                  Section 2, Definitions, is amended to read:

For purposes of the Plan:

                  2.1 "Adjusted Fair Market Value" means, in the event of a Change of Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change of Control or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change of Control.

                  2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

                  2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

                  2.4 "Award" means a grant of Restricted Stock, Phantom Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award, Director Shares or any or all of them.

                  2.6 "Board" means the Board of Directors of the Company.

                  2.7 "Cause" means: unless otherwise set forth in an Agreement,
(a) intentional failure to perform reasonably assigned duties, (b) dishonesty or willful misconduct in the performance of duties, (c) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (d) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

                  2.8 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                  2.9 "Change of Control" means the occurrence of any of the following:
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                  (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any Person, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-three percent (33%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section
2.9 (a), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or
(iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                  (b) The individuals who, as of October 19, 1999, are members of the Board (the "Incumbent Board"), cease, for any reason, to constitute at least two-thirds (2/3) of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c) The consummation of:

                       (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                           (A) the stockholders of the Company, immediately
before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation"), in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                           (B) the individuals, who were members of the
Incumbent Board immediately prior to the extension of the agreement providing for such merger, consolidation or reorganization, constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                           (C) no Person other than (1) the Company, (2) any
Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty-three percent (33%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty-three percent (33%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

                       (ii) A complete liquidation or dissolution of the Company; or


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                       (iii) The sale or other disposition of all or
substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.


                  2.10 "Code" means the Internal Revenue Code of 1986, as amended.

                  2.11 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

                  2.12 "Company" means General Semiconductor, Inc.

                  2.13 "Director" means a director of the Company.

                  2.14 "Director Option" means an Option granted pursuant to
Section 6.

                  2.15 "Director Share" means a Share issued or transferred pursuant to Section 12.3.

                  2.16 "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

                  2.17 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

                  2.18 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

                  2.19 "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiary, or a general partner of any of the Forstmann Little Companies.

                  2.20 "Eligible Individual" means any director, officer or employee of the Company or a Subsidiary, or any consultant or advisor of the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

                  2.21 "Employee Option" means an Option granted pursuant to
Section 5.

                  2.22 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  2.23 "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:



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                  (a) if the security is listed for trading on the New York
Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                  (b) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers, Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                  (c) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

                  (d) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Committee and, in the case of an Incentive Stock Option, in accordance with
Section 422 of the Code.

                  2.24 "Grantee" means a person to whom an Award has been granted under the Plan.

                  2.25 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

                  2.26 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  2.27 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

                  2.28 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

                  2.29 "Optionee" means a person to whom an Option has been granted under the Plan.

                  2.30 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                  2.31 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

                  2.32 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

                  2.33 "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.



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                  2.34 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

                  2.35 "Performance Objectives" has the meaning set forth in
Section 11.

                  2.36 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11. 2.37 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

                  2.38 "Person" shall mean a person within the meaning of Sections 13(d) and 14(d) of the Exchange Act.

                  2.39 "Phantom Stock" means a right granted to an Eligible Individual under Section 12 representing a number of hypothetical Shares.

                  2.40 "Plan" means the General Semiconductor, Inc. 1998 Long-Term Incentive Plan, as amended and restated from time to time.

                  2.41 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

                  2.42 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

                  2.43 "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the Exchange Act.

                  2.44 "Share Award" means an Award of Shares granted pursuant to Section 12.

                  2.45 "Shares" means the common stock, par value $.01 per share, of the Company.

                  2.46 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 8 hereof.

                  2.47 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

                  2.48 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

                  2.49 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section



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                  422(b)(6) of the Code) stock possessing more than ten percent
(10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.


                                                General Semiconductor, Inc.


Date: November 17, 1999                         By: /s/ Ronald A. Ostertag








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